Exhibit 10.01

AMENDMENT NO. 5 TO

LEASE DATED NOVEMBER 29, 1999

BRISBANE TECHNOLOGY PARK

THIS AMENDMENT NO. 5 TO LEASE (“Amendment”), dated November 25, 2002, is made and entered into by and between GAL-BRISBANE, L.P., a California limited partnership (“Landlord”), IGN ENTERTAINMENT, INC., a Delaware corporation, formerly known as SNOWBALL.COM, INC. (“Tenant”).

A. Landlord and Tenant entered into that certain Lease dated November 29, 1999 (the “Original lease”), as amended by that certain First Amendment to Lease dated May 4, 2000 (the “First Amendment”), that certain Amendment No. 2 to Lease dated November 16, 2000 (the “Second Amendment”), that certain Amendment No. 3 to Lease dated July 16, 2001 (which never became effective) (the “Third Amendment”), and that certain Amendment No. 4 dated March 13, 2002 (the “Fourth Amendment”). The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is herein referred to as the “Lease”. Pursuant to the Original Lease, Landlord leased to Tenant premises within Building A (the “Building A Premises”) at 3280 Bayshore Boulevard, Brisbane, California, premises within Building B (the “Building B Premises”) at 3260 Bayshore Boulevard, Brisbane, California, and premises within Building C (the “Building C Premises”) at 3240 Bayshore Boulevard, Brisbane, California. As a result of the First, Second, and Third Amendments, the Lease has been terminated at to the Building A and Building B Premises and, as a result of the Fourth Amendment, Tenant’s premises were further limited to 13,606 s.f. located on the first floor of Building C as shown on the Plan attached thereto as Exhibit A.

B. Tenant desires to expand its premises to 18,566 s.f. by relocating to that area of the first floor of Building C shown on the Plan attached hereto as Exhibit A and Landlord is amenable to such expansion and relocation.

THEREFORE, the Lease is hereby further amended as follows:

1.	As of January 1, 2003, the “Tenant’s Premises” shall be relocated to the area on the first floor of Building C designated as “Tenant’s Premises” on the Plan attached hereto as Exhibit A and such Exhibit A shall replace Exhibit A of the Fourth Amendment.

2.	So long as the Tenant’s Premises is located in the area designated on Exhibit A hereto, the Server Room shall be included within the Tenant’s Premises and Tenant’s right to use of the Server Room shall be rights of exclusive use to the same extent as the balance of Tenant’s Premises rather than a “non-exclusive license.” In the event Landlord elects to relocate Tenant pursuant to the terms and conditions of the Lease and if Landlord elects not to require relocation of the Server Room, Tenant’s right to the non-exclusive license to Server Room as provided in the Fourth Amendment shall thereupon become applicable.

3.	Commencing January 1, 2003, the Rentable Area of the Premises shall be 18,566 rentable square feet for all purposes under the Lease including calculation of Base Rent, Additional Rent, Operating Expenses and the amount of the Security Deposit. In the event the effective date of this Amendment No. 5 to Lease occurs subsequent to January 1, 2003, there shall be an adjustment of Base Rent, Additional Rent and Operating Expenses retroactive to January 1, 2003.

4.	The number of parking spaces allocated to Tenant under Paragraph 30 of the Lease is changed to 63, effective as of the effective date of this Amendment No. 5 to Lease.

5.	Until the expiration or sooner termination of the Lease, Landlord and any tenant of Landlord in the south side of the first floor of Building C shall have the right to use any cubicles and furniture of Tenant located in the south side of the first floor of Building C, and Tenant shall have the right to use any Excess Furniture of Landlord, other than that located in the south side of the first floor of Building C, all without the payment of any separate rental therefor.

6.	This Amendment No. 5 shall become effective upon the date of execution of the Consent appended hereto.

EXCEPT AS AMENDED HEREIN, all terms and conditions of the Lease, including the First, Second, Third, and Fourth Amendments thereto, remain in full force and effect and are hereby ratified and affirmed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 5 to Lease as of the date first above written.

GAL-BRISBANE, L.P. a California limited partnership		IGN ENTERTAINMENT, INC. a Delaware corporation

By:	Brisbane Tech LLC, a	By:	/s/ SEAN DEORSEY
	Delaware limited liability		Name:	Sean Deorsey
	Company, its General Partner		Its:	Dir. Finance/Controller

By:	Stuhlmuller Real Estate LLC, a	By:	/s/ MARK JUNG
	Delaware limited liability		Name:	Mark Jung
	company, Manager		Its:	CEO

By:	/s/ ROGER C. STUHLMULLER
Roger C. Stuhlmuller
Manager

CONSENT

The undersigned Lender, having the right to approve any modifications of the Lease pursuant to that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Landlord, as grantor, and Lender, as beneficiary, dated December 28, 2000, and that certain Subordination, Non-Disturbance and Attornment Agreement dated December 11, 2000, by and between Lender and Tenant, hereby consents to the provisions of the foregoing Amendment No. 5 to Lease.

Dated: January 30, 2003

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By:	/s/ CHOPIN HUNT
	Name:	Chopin Hunt
	Its:	Vice President

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